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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07324
                                   ---------------------------------------------

                         Gardner Lewis Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  285 Wilmington-West Chester Pike      Chadds Ford, Pennsylvania     19317
--------------------------------------------------------------------------------
             (Address of principal executive offices)               (Zip code)

                               Tina H. Bloom, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

                                 With a copy to:

                              John H. Lively, Esq.
                           Husch Blackwell Sanders LLP
                          4801 Main Street, Suite 1000
                           Kansas City, Missouri 64112

Registrant's telephone number, including area code:  (610) 558-2800
                                                    ----------------------------

Date of fiscal year end:        October 31, 2008
                            ---------------------------

Date of reporting period:       October 31, 2008
                            ---------------------------

ITEM 1.     REPORTS TO STOCKHOLDERS.

================================================================================

                         THE CHESAPEAKE CORE GROWTH FUND


                                  ANNUAL REPORT
                                October 31, 2008


              INVESTMENT ADVISOR                         ADMINISTRATOR
              ------------------                         -------------
     Gardner Lewis Asset Management, L.P.         Ultimus Fund Solutions, LLC
       285 Wilmington-West Chester Pike                 P.O. Box 46707
        Chadds Ford, Pennsylvania 19317           Cincinnati, Ohio 45246-0707
                                                        1-800-430-3863

================================================================================

THE CHESAPEAKE CORE GROWTH FUND
LETTER TO SHAREHOLDERS
================================================================================

December 19, 2008

MARKET ENVIRONMENT: The fiscal year began November 2007 with the Chesapeake Core Growth Fund (the "Fund") at a 7-year high and the broad market coming off record levels despite increasing concerns about a prolonged economic slowdown and potential recession. At the time, we believed that there was little question that 2008 would be challenging. Many outlooks seemed based on whether the U.S. housing downturn would spread more broadly through credit markets and consumer spending and, ultimately, result in a global recessionary environment or whether active fiscal and monetary stimulus efforts could prevent deeper economic struggles. November's sharp decline among Financials and Consumer Discretionary companies set the stage for what would be a very troubling year for equity markets.

As the calendar turned to 2008, sentiment among many investors worsened, as the markets experienced volatility levels not seen since the 1930s in the wake of rapidly deteriorating economic data. The liquidity crisis that essentially wiped out Bear Stearns' shareholders over the course of a few days forced the Federal Reserve to take unprecedented action to stabilize financial markets. This aggressive action and an earnings season that proved to be better than previous dire predictions helped the market stabilize and break a 5-month losing streak mid-way through the fiscal year.

The month of June subsequently ushered in the start of one of the market's largest collapses in history, as oil prices spiked to record levels and stoked greater fears of a broader and deeper recession, and the financial crisis that began the prior year gained further momentum as several banks, including IndyMac, were seized by the federal government.

The events of the last few weeks of September were truly astounding, culminating in a virtual freeze of our credit markets. The list of industry titans who fell as a result is remarkable: Fannie Mae, Freddie Mac, Lehman Brothers, Merrill Lynch, AIG, Washington Mutual, and Wachovia. Fear and panic created conditions previously believed to be nearly unthinkable. This sentiment carried over into October which finished as the worst month for the broad market since the Fund's inception in 1997. As the fiscal year ended, investors gripped by fear wondered when economic news would finally stabilize and provide support for a market that seemed to hit new multi-year lows almost on a daily basis.

PORTFOLIO REVIEW. The following table breaks out the Fund's holdings by economic sector and compares 2007 and 2008 fiscal year-end holdings to those of the S&P 500 Total Return Index ("S&P 500").

ECONMIC                          S&P 500       FUND        S&P 500       FUND
SECTOR                         10/31/2007   10/31/2007   10/31/2008   10/31/2008
--------------------------------------------------------------------------------
Consumer Discretionary              9%          12%           8%          10%
Consumer Staples                   10%           5%          13%           4%
Energy                             12%           4%          13%           3%
Financials                         19%          14%          15%          16%
Health Care                        12%          19%          14%          23%
Industrials                        11%          11%          11%           7%
Information Technology             17%          27%          16%          31%
Materials                           3%           4%           3%           6%
Telecommunication Services          4%           4%           3%           0%
Utilities                           3%           0%           4%           0%

The most significant sector shifts in the Fund during the fiscal year were decreases in Industrials and Telecommunication Services companies, with that capital being mostly redeployed to Health Care, Information Technology and Financials, with the Financials increase coming towards the end of the fiscal year as the sector had sold off significantly. Relative to the broad market, our largest sector weights continue to be in Health Care and Information Technology, while we continue to be most underexposed to Energy and Consumer Staples.

During the Fund's fiscal year, no sectors contributed positively to portfolio profits, while the market also had no positively-performing sectors. Materials posted the most-modest losses, followed by Health Care, while Industrials, Financials, and Energy posted the steepest aggregate losses during the fiscal year. Since Information Technology was the Fund's largest sector exposure, losses there resulted in the largest negative contribution to overall returns during the period.

The Fund's most significant individual contributors to profits this fiscal year were Visa (electronic business services), Genentech (biotechnology), Monsanto Company (agricultural products), Baxter International (medical instruments and supplies), and Abbott Labs (drug manufacturer). The principal detractors were MEMC Electronic Materials (semiconductors), Humana (health care plans), Wynn Resorts (casinos), McDermott International (heavy construction), and Google (software).

The Fund's total return of -44.45% this fiscal year compares to -36.10% for the S&P 500.

OUTLOOK.

While we came into this fiscal year on the heels of an extremely successful previous year in which our team was able to uncover growth in every sector, we were acutely aware of the economic challenges surfacing in the U.S. and the world. Our company-specific work has given us additional understanding of the outlook for the consumer and the risk within the financial system and, we believe, this has allowed us to position the portfolio accordingly for the coming year. Additionally, we avoided the temptation to follow the herd into what we believed were overheated energy and commodity stocks. Despite this having worked from a sector perspective, we have still suffered by a seemingly undiscerning sell-off.

While very few companies have been spared in this sell-off, many companies that we believe to be largely insulated from the current credit crisis have had their valuations compressed to historic and, in our opinion, unwarranted lows. We believe we have positioned the Fund to benefit from the current market turmoil, first, by investing in those financial institutions that will emerge from this crisis best-positioned for significant and sustainable share gains; and secondly, by investing in those secular growth companies with strong free cash flow generation, cash-rich balance sheets, and without any need to access the capital markets. A significant number of the holdings in the Fund sell at P/E ratios of less than 10 times their 2009 expected earnings, which, on average, are estimated to grow nearly 20%. Generally speaking, we believe stock prices are already discounting a great deal of bad earnings news.

Our plan is to stay true to the approach that has historically served our clients well. Though we are troubled by the turn of events that now affect individuals and companies alike, we are bolstered by the opportunity that has been created. We are optimistic about the prospects for our handpicked companies and think it is likely that we will look back at this crisis a decade from now and view it as one of the best buying opportunities in history. Over a 20-year period, we have experienced a number of downturns that, at the time, were viewed as unprecedented. While, once again, this investing environment brings with it new challenges, we intend to navigate it with the dogmatic and tenacious approach our clients rightfully expect.

Sincerely,

/s/ W. Whitfield Gardner                /s/ John L. Lewis IV

W. Whitfield Gardner                    John L. Lewis IV

The views in the foregoing discussion were those of the Fund's investment advisor as of the date set forth above and may not reflect its views on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED ABOVE REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-800-430-3863. FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAVE POSITIVELY IMPACTED FUND PERFORMANCE. AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND'S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT.

THE CHESAPEAKE CORE GROWTH FUND
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
   IN THE CHESAPEAKE CORE GROWTH FUND AND THE S&P 500(R) TOTAL RETURN INDEX(a)

                              [LINE GRAPH OMITTED]

         CHESAPEAKE CORE GROWTH             S&P 500(R) TOTAL RETURN INDEX*

       Date               Value             Date               Value
       -----------------------------        -----------------------------
       10/31/1998        $10,000            10/31/1998        $10,000
       10/31/1999         14,891            10/31/1999         12,567
       10/31/2000         20,711            10/31/2000         13,332
       10/31/2001         14,336            10/31/2001         10,012
       10/31/2002         12,694            10/31/2002          8,500
       10/31/2003         17,225            10/31/2003         10,268
       10/31/2004         17,959            10/31/2004         11,235
       10/31/2005         19,672            10/31/2005         12,215
       10/31/2006         20,887            10/31/2006         14,211
       10/31/2007         25,769            10/31/2007         16,280
       10/31/2008         14,314            10/31/2008         10,403

     ---------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(a)
                      (FOR PERIODS ENDED OCTOBER 31, 2008)

                                         1 Year       5 Years     10 Years
                                         ------       -------     --------
     The Chesapeake Core Growth Fund     -44.45%       -3.64%       3.65%
     S&P 500(R) Total Return Index       -36.10%        0.26%       0.40%
     ---------------------------------------------------------------------

* The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the table and graph above do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Past performance does not predict future performance.

THE CHESAPEAKE CORE GROWTH FUND
================================================================================

        THE CHESAPEAKE CORE GROWTH FUND VS S&P 500(R) TOTAL RETURN INDEX
                             SECTOR DIVERSIFICATION
                          OCTOBER 31, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                            The Chesapeake       S&P 500(R)
                                           Core Growth Fund   Total Return Index
                                           ----------------   ------------------

               Consumer Discretionary            9.5%               8.2%
               Consumer Staples                  3.9%              12.9%
               Energy                            3.4%              13.1%
               Financials                       15.7%              14.9%
               Health Care                      23.4%              13.9%
               Industrials                       6.5%              11.0%
               Information Technology           30.7%              15.7%
               Materials                         6.2%               3.1%
               Telecommunication Services        0.0%               3.3%
               Utilities                         0.0%               3.8%
               Cash Equivalents                  0.7%               0.0%


                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                          OCTOBER 31, 2008 (UNAUDITED)

                                                           % of
              Security Description                       Net Assets
              -----------------------------------------------------
              Bank of America Corp.                         5.0%
              Monsanto Co.                                  4.6%
              Humana, Inc.                                  3.7%
              Hewlett-Packard Co.                           3.4%
              CVS Caremark Corp.                            3.0%
              Gilead Sciences, Inc.                         2.8%
              Baxter International, Inc.                    2.8%
              MasterCard, Inc. - Class A                    2.8%
              Oracle Corp.                                  2.6%
              Google, Inc. - Class A                        2.5%

THE CHESAPEAKE CORE GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008
================================================================================
COMMON STOCKS -- 99.6%                                   SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.5%
   HOTELS, RESTAURANTS & LEISURE-- 2.2%
     Wynn Resorts Ltd. (a) .........................     183,476   $ 11,081,950
                                                                   ------------

   MEDIA -- 2.7%
     Comcast Corp. - Class A Special ...............     561,721      8,661,738
     Liberty Media Corp. - Entertainment - Series A *    304,128      4,896,461

                                                                   ------------
                                                                     13,558,199
                                                                   ------------
   SPECIALTY RETAIL -- 4.6%
     Best Buy Co., Inc. ............................     208,025      5,577,150
     TJX Cos., Inc. (The) ..........................     371,400      9,938,664
     Urban Outfitters, Inc. * ......................     346,450      7,531,823
                                                                   ------------
                                                                     23,047,637
                                                                   ------------
CONSUMER STAPLES -- 3.9%
   FOOD & STAPLES RETAILING -- 3.0%
     CVS Caremark Corp. ............................     495,360     15,182,784
                                                                   ------------

   PERSONAL PRODUCTS -- 0.9%
     Avon Products, Inc. ...........................     182,250      4,525,268
                                                                   ------------

ENERGY -- 3.4%
   ENERGY EQUIPMENT & SERVICES -- 3.4%
     Transocean, Inc. ..............................     111,190      9,154,273
     Weatherford International Ltd. * ..............     464,350      7,838,228
                                                                   ------------
                                                                     16,992,501
                                                                   ------------
FINANCIALS -- 15.8%
   CAPITAL MARKETS -- 5.0%
     American Capital Ltd. .........................     489,800      6,881,690
     Goldman Sachs Group, Inc. (The) ...............      96,296      8,907,380
     Merrill Lynch & Co., Inc. .....................     510,000      9,480,900
                                                                   ------------
                                                                     25,269,970
                                                                   ------------
   DIVERSIFIED FINANCIAL SERVICES -- 9.1%
     Bank of America Corp. .........................   1,039,217     25,117,875
     CME Group, Inc. ...............................      42,910     12,107,056
     JPMorgan Chase & Co. ..........................     197,795      8,159,044
                                                                   ------------
                                                                     45,383,975
                                                                   ------------
   INSURANCE -- 1.7%
     MetLife, Inc. .................................     258,250      8,579,065
                                                                   ------------

HEALTH CARE -- 23.5%
   BIOTECHNOLOGY --5.3%
     Genentech, Inc. * .............................     150,400     12,474,176
     Gilead Sciences, Inc. * .......................     309,325     14,182,551
                                                                   ------------
                                                                     26,656,727
                                                                   ------------

THE CHESAPEAKE CORE GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)-
================================================================================
COMMON STOCKS -- 99.6% (CONTINUED)                       SHARES       VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 23.5% (CONTINUED)
   HEALTH CARE EQUIPMENT & SUPPLIES -- 6.1%
     Alcon, Inc. ...................................      98,632   $  8,691,452
     Baxter International, Inc. ....................     231,480     14,002,225
     Boston Scientific Corp. * .....................     906,675      8,187,275
                                                                   ------------
                                                                     30,880,952
                                                                   ------------
   HEALTH CARE PROVIDERS & SERVICES -- 7.6%
     Express Scripts, Inc. * .......................     161,651      9,797,667
     Humana, Inc. * ................................     620,300     18,354,677
     McKesson Corp. ................................     268,230      9,868,182
                                                                   ------------
                                                                     38,020,526
                                                                   ------------
   PHARMACEUTICALS -- 4.5%
     Abbott Laboratories ...........................     189,060     10,426,659
     Teva Pharmaceutical Industries Ltd. - ADR .....     283,235     12,145,117
                                                                   ------------
                                                                     22,571,776
                                                                   ------------
INDUSTRIALS -- 6.5%
   AEROSPACE & DEFENSE -- 1.4%
     Precision Castparts Corp. .....................     109,025      7,065,910
                                                                   ------------

   AIRLINES -- 1.6%
     Southwest Airlines Co. ........................     700,800      8,255,424
                                                                   ------------

   INDUSTRIAL CONGLOMERATES -- 1.6%
     McDermott International, Inc. * ...............     473,605      8,112,854
                                                                   ------------

   MACHINERY -- 1.9%
     AGCO Corp. * ..................................     206,000      6,493,120
     Cummins, Inc. .................................     107,130      2,769,311
                                                                   ------------
                                                                      9,262,431
                                                                   ------------
INFORMATION TECHNOLOGY -- 30.8%
   COMMUNICATIONS EQUIPMENT -- 6.3%
     Corning, Inc. .................................     652,824      7,070,084
     QUALCOMM, Inc. ................................     283,379     10,842,081
     Research In Motion Ltd. * .....................     151,652      7,647,810
     salesforce.com, Inc. * ........................     197,480      6,113,981
                                                                   ------------
                                                                     31,673,956
                                                                   ------------
   COMPUTERS & PERIPHERALS -- 5.7%
     Apple, Inc. * .................................     106,600     11,469,094
     Hewlett-Packard Co. ...........................     444,400     17,011,632
                                                                   ------------
                                                                     28,480,726
                                                                   ------------
   INTERNET SOFTWARE & SERVICES -- 2.5%
     Google, Inc. - Class A * ......................      35,304     12,686,845
                                                                   ------------

   IT SERVICES -- 4.8%
     Accenture Ltd. - Class A ......................     306,869     10,142,020
     MasterCard, Inc. - Class A ....................      94,524     13,972,538
                                                                   ------------
                                                                     24,114,558
                                                                   ------------

THE CHESAPEAKE CORE GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)-
================================================================================
COMMON STOCKS -- 99.6% (CONTINUED)                       SHARES       VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 30.8% (CONTINUED)
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.5%
     Intel Corp. ...................................     500,500   $  8,008,000
     MEMC Electronic Materials, Inc. * .............     520,145      9,560,265
                                                                   ------------
                                                                     17,568,265
                                                                   ------------
   SOFTWARE -- 8.0%
     Activision Blizzard, Inc. * ...................     622,725      7,759,153
     Adobe Systems, Inc. * .........................     445,295     11,862,659
     Electronic Arts, Inc. * .......................     333,150      7,589,157
     Oracle Corp. * ................................     705,220     12,898,474
                                                                   ------------
                                                                     40,109,443
                                                                   ------------
MATERIALS -- 6.2%
   CHEMICALS -- 6.2%
     Monsanto Co. ..................................     260,889     23,213,903
     PPG Industries Inc. ...........................     159,500      7,908,010
                                                                   ------------
                                                                     31,121,913
                                                                   ------------

TOTAL COMMON STOCKS (Cost $709,532,397) ............               $500,203,655
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 0.8%                               SHARES       VALUE
--------------------------------------------------------------------------------
Evergreen Institutional Money Market Fund -
   Institutional Class, 3.21% (b) (Cost $3,866,828).   3,866,828   $  3,866,828
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 100.4%
   (Cost $713,399,225)..............................               $504,070,483

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%)......                (1,810,418)
                                                                   ------------

TOTAL NET ASSETS -- 100.0%..........................               $502,260,065
                                                                   ============

(a)   Securities on loan, in part (Note 1).

(b) Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2008.

*     Non-income producing security.

See accompanying notes to financial statements

THE CHESAPEAKE CORE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2008
=======================================================================================
ASSETS
Investments in securities:
   At acquisition cost ................................................   $ 713,399,225
                                                                          =============
   At value (Note 1) ..................................................   $ 504,070,483
Receivable for capital shares sold ....................................         424,629
Receivable for investment securities sold .............................       1,382,435
Dividends and interest receivable .....................................         354,936
Other assets ..........................................................          27,542
                                                                          -------------
   TOTAL ASSETS .......................................................     506,260,025
                                                                          -------------

LIABILITIES
Payable for investment securities purchased ...........................       3,085,858
Payable for capital shares redeemed ...................................         257,017
Payable to Advisor (Note 4) ...........................................         467,213
Accrued compliance fees (Note 3) ......................................           4,360
Payable to Administrator (Note 4) .....................................          49,740
Accrued Trustees' fees (Note 3) .......................................           3,333
Accrued distribution and service plan fees (Note 4) ...................          18,658
Other accrued expenses ................................................         113,781
                                                                          -------------
   TOTAL LIABILITIES ..................................................       3,999,960
                                                                          -------------

NET ASSETS ............................................................   $ 502,260,065
                                                                          =============

NET ASSETS CONSIST OF:
Paid-in capital .......................................................   $ 726,985,268
Accumulated net realized losses from security transactions ............     (15,396,461)
Net unrealized depreciation on investments ............................    (209,328,742)
                                                                          -------------
NET ASSETS ............................................................   $ 502,260,065
                                                                          =============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) .........................      43,377,466
                                                                          =============

Net asset value, offering price and redemption price per share (Note 1)   $       11.58
                                                                          =============

See accompanying notes to financial statements.

THE CHESAPEAKE CORE GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008
=========================================================================================
INVESTMENT INCOME
   Dividends ............................................................   $  10,151,216
   Foreign withholding taxes on dividends ...............................        (150,437)
   Interest .............................................................           5,792
   Securities lending income (Note 1) ...................................         103,137
                                                                            -------------
        TOTAL INCOME ....................................................      10,109,708
                                                                            -------------

EXPENSES
   Investment advisory fees (Note 4) ....................................       8,948,799
   Distribution and service plan fees (Note 4) ..........................       2,078,470
   Administration fees (Note 4) .........................................         573,100
   Custodian fees .......................................................         161,163
   Shareholder account maintenance fees .................................         139,750
   Transfer agent fees (Note 4) .........................................         101,365
   Fund accounting fees (Note 4) ........................................          99,850
   Professional fees ....................................................          99,552
   Postage and supplies .................................................          72,593
   Compliance service fees (Note 3) .....................................          47,982
   Registration fees ....................................................          45,927
   Reports to shareholders ..............................................          27,061
   Trustees' fees (Note 3) ..............................................          12,600
   Insurance expense ....................................................          11,003
   Other expenses .......................................................          77,328
                                                                            -------------
        TOTAL EXPENSES ..................................................      12,496,543
   Plus previously waived investment advisory fees
     recouped by the Advisor (Note 4) ...................................         142,417
   Fees paid indirectly through a directed brokerage arrangement (Note 5)        (270,313)
                                                                            -------------
        NET EXPENSES ....................................................      12,368,647
                                                                            -------------

NET INVESTMENT LOSS .....................................................      (2,258,939)
                                                                            -------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions .......................     (13,811,050)
   Net change in unrealized appreciation/depreciation on investments ....    (441,302,852)
                                                                            -------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS .......................    (455,113,902)
                                                                            -------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ..............................   $(457,372,841)
                                                                            =============

See accompanying notes to financial statements.

THE CHESAPEAKE CORE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================
                                                                  YEAR               YEAR
                                                                 ENDED              ENDED
                                                               OCTOBER 31,        OCTOBER 31,
                                                                  2008               2007
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss ..................................   $    (2,258,939)   $    (4,245,974)
   Net realized gains (losses) from security transactions       (13,811,050)        42,477,712
   Net change in unrealized appreciation/depreciation
     on investments .....................................      (441,302,852)       157,120,396
                                                            ---------------    ---------------
Net increase (decrease) in net assets from operations ...      (457,372,841)       195,352,134
                                                            ---------------    ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains on investments ...............       (39,017,537)        (3,852,191)
                                                            ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............................       267,936,775        298,801,327
   Reinvestment of distributions to shareholders ........        31,948,763          3,515,918
   Payments for shares redeemed .........................      (376,739,488)      (210,596,695)
                                                            ---------------    ---------------
Net increase (decrease) in net assets
   from capital share transactions ......................       (76,853,950)        91,720,550
                                                            ---------------    ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................      (573,244,328)       283,220,493

NET ASSETS
   Beginning of year ....................................     1,075,504,393        792,283,900
                                                            ---------------    ---------------
   End of year ..........................................   $   502,260,065    $ 1,075,504,393
                                                            ===============    ===============

ACCUMULATED NET INVESTMENT
   INCOME (LOSS) ........................................   $            --    $            --
                                                            ===============    ===============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ..........................................        14,726,116         15,496,753
   Shares issued in reinvestment of
     distributions to shareholders ......................         1,595,046            189,907
   Shares redeemed ......................................       (22,523,653)       (10,981,162)
                                                            ---------------    ---------------
   Net increase (decrease) in shares outstanding ........        (6,202,491)         4,705,498
   Shares outstanding, beginning of year ................        49,579,957         44,874,459
                                                            ---------------    ---------------
   Shares outstanding, end of year ......................        43,377,466         49,579,957
                                                            ===============    ===============

See accompanying notes to financial statements.

THE CHESAPEAKE CORE GROWTH FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
                                                                   YEARS ENDED OCTOBER 31,
                                            ----------------------------------------------------------------------
                                               2008           2007           2006           2005           2004
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    21.69     $    17.66     $    16.88     $    15.41     $    14.78
                                            ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment loss ...................        (0.05)         (0.09)         (0.07)         (0.07)         (0.06)
  Net realized and unrealized
    gains (losses) on investments .......        (9.25)          4.20           1.11           1.54           0.69
                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........        (9.30)          4.11           1.04           1.47           0.63
                                            ----------     ----------     ----------     ----------     ----------

Less distributions:
  From net realized gains
    on investments ......................        (0.81)         (0.08)         (0.26)            --             --
                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........   $    11.58     $    21.69     $    17.66     $    16.88     $    15.41
                                            ==========     ==========     ==========     ==========     ==========

Total return (a) ........................      (44.45%)        23.38%          6.17%          9.54%          4.26%
                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......   $  502,260     $1,075,504     $  792,284     $  628,049     $  293,982
                                            ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to
  average net assets (b) ................        1.42%          1.39%          1.42%          1.45%          1.49%

Ratio of net expenses to
  average net assets ....................        1.39%          1.34%          1.35%          1.35%          1.33%

Ratio of net investment loss to
  average net assets ....................       (0.25%)        (0.46%)        (0.42%)        (0.51%)        (0.56%)

Portfolio turnover rate ................          69%            70%            83%            90%            60%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on expenses prior to any reductions for distribution and service fees voluntarily waived or prior expenses recouped by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 4 and 5).

See accompanying notes to financial statements.

THE CHESAPEAKE CORE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Chesapeake Core Growth Fund (the "Fund") is a diversified series of the Gardner Lewis Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940.

The investment objective of the Fund is to seek capital appreciation by investing primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States.

SECURITIES VALUATION - Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust's Board of Trustees (the "Board"). Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time;
(ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

SHARE VALUATION - The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the total value of the Fund's assets, minus liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned and includes amortization of discounts and premiums.

THE CHESAPEAKE CORE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

COMMON EXPENSES - Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Trustees.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America and are recorded on the ex-dividend date. The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                       ORDINARY      LONG-TERM         TOTAL
YEAR ENDED                              INCOME     CAPITAL GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------
October 31, 2008 .................    $   202,891    $38,814,646    $39,017,537
October 31, 2007 .................    $        --    $ 3,852,191    $ 3,852,191
--------------------------------------------------------------------------------

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE CHESAPEAKE CORE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The following information is computed on a tax basis for each item as of October 31, 2008:

--------------------------------------------------------------------------------
Cost of portfolio investments ...............................     $ 717,355,914
                                                                  =============
Gross unrealized appreciation ...............................     $  16,117,615
Gross unrealized depreciation ...............................      (229,403,046)
                                                                  -------------
Net unrealized depreciation .................................     $(213,285,431)
Capital loss carryforwards ..................................       (11,439,772)
                                                                  -------------
Accumulated deficit .........................................     $(224,725,203)
                                                                  =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are due to the tax deferral of losses on wash sales.

For the year ended October 31, 2008, the Fund reclassified $2,258,939 of net investment loss and $6,797 of distributions in excess of realized gains against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net asset value per share.

As of October 31, 2008, the Fund had $11,439,772 of capital loss carryforwards for federal income tax purposes, which expire October 31, 2016. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

The Financial Accounting Standards Board's ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (October 31, 2005 through October 31, 2008) and has concluded that no provision for income tax is required in these financial statements.

THE CHESAPEAKE CORE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

CONTINGENCIES AND COMMITMENTS - The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

LENDING OF PORTFOLIO SECURITIES - In order to generate additional income, the Fund may lend portfolio securities in an amount up to 25% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities, which are determined by the Fund's advisor to be creditworthy under guidelines established by the Board of Trustees. Securities loaned are secured by collateral whose fair value must always exceed the market value of the securities loaned plus accrued interest. The Fund receives compensation in the form of interest on the securities or cash received as collateral for lending securities. The Fund also continues to receive interest or dividends on the securities loaned. Unrealized gain or loss in the fair value of the securities loaned that may occur during the term of the loan is reflected in the net asset value of the Fund. The Fund has the right under the security lending agreement to recover the securities from the borrower on demand. The Fund may experience a loss if the borrower defaults on the loan. As of October 31, 2008, the market value of the securities on loan totaled $10,570,000. The Fund received collateral consisting of U.S. Treasury bills maturing November 2008 with a market value of $10,780,322. During the year ended October 31, 2008, the Fund earned $103,137 from securities lending.

2.    INVESTMENT TRANSACTIONS

During the year ended October 31, 2008, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $616,825,300 and $729,739,543, respectively.

3.    TRUSTEES AND OFFICERS

Certain Trustees and officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the "Advisor"), the investment advisor to the Fund, or with Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC ("UFD"), the Fund's principal underwriter.

Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund. In addition, the Fund pays each Trustee $600 for each Board meeting attended in person and by telephone.

THE CHESAPEAKE CORE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust. The Fund bears a proportionate share of this fee based on an allocation approved by the Trustees.

4.    TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS TO THE FUND

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets.

Pursuant to an Expense Limitation Agreement, the Advisor has contractually agreed to reduce its advisory fees and to assume other expenses of the Fund so that the total ordinary operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund's business) are limited to 1.40% per annum of the average daily net assets of the Fund. The Fund may, at a later date, reimburse to the Advisor any advisory fee reductions and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three fiscal years, provided that the Fund has reached sufficient asset size to permit such reimbursements to be made without causing the total ordinary operating expense ratio of the Fund to exceed 1.40%. Consequently, no reimbursement by the Fund will be made unless:
(i) the Fund's assets exceed $15 million; (ii) the Fund's total ordinary operating expense ratio is less than 1.40%; and (iii) the reimbursement by the Fund has been approved by the Trustees. During the year ended October 31, 2008, the Advisor recouped from the Fund $142,417 of prior years' fee reductions and expense reimbursements. As of October 31, 2008, the amount of fee reductions and expense reimbursements available for recoupment by the Advisor is $66,160, which the Advisor may recoup no later than October 31, 2009.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides non-investment related administrative services to the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.075% of the Fund's average daily net assets up to $500 million, 0.05% of such assets from $500 million to $1 billion, 0.035% of such assets

THE CHESAPEAKE CORE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

from $1 billion to $2 billion and 0.03% of such assets in excess of $2 billion, subject to a minimum monthly fee of $1,500.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Fund pays Ultimus a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund's average daily net assets and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions. For these services, Ultimus receives a fee, payable monthly, at an annual rate of $18 for each direct account and $15 for certain accounts established through financial intermediaries, subject to a minimum fee of $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

DISTRIBUTION AND SERVICE FEES
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule 12b-1 Plan"), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund's average daily net assets. During the year ended October 31, 2008, the Fund paid $2,078,470 in distribution and service fees under the Rule 12b-1 Plan.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. UFD receives no compensation from the Fund for acting as principal underwriter.

5.    DIRECTED BROKERAGE ARRANGEMENTS

The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. During the year ended October 31, 2008, the Fund's expenses were reduced by $270,313 under these arrangements.

THE CHESAPEAKE CORE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

7.    LEGAL MATTERS

On July 14, 2008, the Trust's previous administrator ("Old Administrator") filed suit against the Trust in state court in Nash County, North Carolina alleging that the Trust improperly terminated a service agreement between the parties. The Old Administrator alleges lost profits of $627,573 and a termination fee it claims to be owed in the amount of $202,005. The lawsuit was removed to federal court, and the Trust filed a counterclaim arising out of representations made by the Old Administrator. The Old Administrator has filed a third-party complaint against the Advisor claiming that the Advisor is responsible in the event the Old Administrator made any misrepresentation. As of the date of this report, the case is in its very early stages - only initial written discovery has been exchanged. The Trust believes it has meritorious defenses to this case and will defend itself vigorously.

THE CHESAPEAKE CORE GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Trustees of
Gardner Lewis Investment Trust
and Shareholders of The Chesapeake Core Growth Fund

We have audited the accompanying statement of assets and liabilities of The Chesapeake Core Growth Fund, a series of shares of beneficial interest of the Gardner Lewis Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended October 31, 2005 were audited by other auditors whose report dated December 14, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
Chesapeake Core Growth Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                            BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 23, 2008

THE CHESAPEAKE CORE GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table that follows are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2008) and held until the end of the period (October 31, 2008).

The table that follows illustrate the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE CHESAPEAKE CORE GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                     Beginning       Ending
                                   Account Value  Account Value    Expenses Paid
                                       May 1,      October 31,         During
                                        2008          2008            Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $  1,000.00     $  626.60        $    5.81
Based on Hypothetical 5% Return
    (before expenses)               $  1,000.00     $1,018.00        $    7.20
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.42% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings with the Securities and Exchange Commission ("SEC") as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-430-3863. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC's website at http://www.sec.gov.

THE CHESAPEAKE CORE GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

The Board of Trustees has overall responsibility for management of the Trust's affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                                                     PRINCIPAL        IN FUND
                                     POSITION(S)   LENGTH          OCCUPATION(S)      COMPLEX
                                      HELD WITH    OF TIME          DURING PAST      OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, AGE, AND ADDRESS               FUND/TRUST     SERVED            5 YEARS          TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson (age 75)             Trustee      Since      Retired; Previously,          2      Mr. Brinson serves as an
285 Wilmington-West Chester Pike                  8/92       President of Brinson                 Independent Trustee of the
Chadds Ford, Pennsylvania 19317                              Investment Co.                       following: DGHM Investment Trust
                                                             (personal investments)               for the one series of that
                                                             and President of Brinson             Trust; The Nottingham Investment
                                                             Chevrolet, Inc. (auto                Trust II for the six series of
                                                             dealership).                         that trust; New Providence
                                                                                                  Investment Trust for the one
                                                                                                  series of that trust; Hillman
                                                                                                  Capital Management Investment
                                                                                                  Trust for the two series of that
                                                                                                  trust; and Tilson Investment
                                                                                                  Trust for the two series of that
                                                                                                  trust (all registered investment
                                                                                                  companies).
------------------------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr. (age 71)           Trustee      Since      Senior Partner of             2      Mr. Pitt serves as an
285 Wilmington-West Chester Pike                  4/02       Community Financial                  Independent Trustee of the
Chadds Ford, Pennsylvania 19317                              Institutions Consulting              following: DGHM Investment Trust
                                                             (bank consulting) since              for the one series of that
                                                             1997; Account                        Trust; Hillman Capital
                                                             Administrator, Holden                Management Investment Trust for
                                                             Wealth Management Group              the two series of that Trust;
                                                             of Wachovia Securities               New Providence Investment Trust
                                                             (money management firm)              for the one series of the Trust;
                                                             from 2003-2008.                      NCM Capital Investment Trust for
                                                                                                  the one series of the Trust; and
                                                                                                  Tilson Investment Trust for the
                                                                                                  two series of that trust (all
                                                                                                  registered investment companies).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*
------------------------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner (age 46)        Chairman     Since      Managing Partner and          2      None
285 Wilmington-West Chester Pike     and Chief    6/96       Portfolio Manager of
Chadds Ford, Pennsylvania 19317      Executive               Gardner Lewis Asset
                                     Officer                 Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------

* W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

THE CHESAPEAKE CORE GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

                                                                    LENGTH
                                             POSITION(S)            OF TIME         PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS                    HELD WITH FUND/TRUST      SERVED            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
-----------------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV (age 45)                President               Since 12/93       Partner and Portfolio Manager of Gardner
285 Wilmington-West Chester Pike                                                    Lewis Asset Management, L.P.
Chadds Ford, Pennsylvania 19317
-----------------------------------------------------------------------------------------------------------------------------
Judy B. Werner (age 46)                   Chief Compliance        Since 1/05        Chief Compliance Officer of Gardner Lewis
285 Wilmington-West Chester Pike          Officer                                   Asset Management, L.P. since January
Chadds Ford, Pennsylvania 19317                                                     2005; previously, Compliance
                                                                                    Officer/Manager Client Services.
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey (age 51)                 Vice President          Since 7/07        Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450                                                       Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                              Distributors, LLC
-----------------------------------------------------------------------------------------------------------------------------
John F. Splain, (age 52)                  Secretary               Since 7/07        Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450                                                       Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                              Distributors, LLC
-----------------------------------------------------------------------------------------------------------------------------
Mark J. Seger (age 46)                    Treasurer               Since 7/07        Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450             and Principal                             Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                    Financial Officer                         Distributors, LLC
-----------------------------------------------------------------------------------------------------------------------------

Additional information about members of the Board of Trustees and executive officers is available in the Fund's Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-430-3863.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the year ended October 31, 2008. Certain dividends paid by the Fund may subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates
$202,891 as taxed at a maximum rate of 15%. Additionally, the Fund designates $38,814,646 as long-term capital gains distributions paid during the year ended October 31, 2008. As required by federal regulations, complete information was computed and reported in conjunction with your 2007 Form 1099-DIV.

THE CHESAPEAKE CORE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement between the Advisor and the Trust. At a meeting of the Board held on September 23, 2008, the Trustees unanimously approved the renewal of the Investment Advisory Agreement upon the terms and for the compensation described therein. In considering whether to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) the Advisor's practices regarding brokerage and portfolio transactions; and (6) the Advisor's practices regarding possible conflicts of interest.

The Trustees reviewed various information including, without limitation: the Investment Advisory Agreement for the Fund; financial statements of the Advisor; the Advisor's Form ADV; a description of the Advisor's key personnel and the services provided by the Advisor to the Fund; information regarding the Advisor's investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; information regarding the Advisor's brokerage practices, compliance program and affiliations, including potential conflicts of interest; analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and a memorandum from the Trust's outside legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Investment Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

1.    NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY THE ADVISOR

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund's commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund's investment objectives and limitations; and its efforts to promote and market the Fund and grow the Fund's assets. The Trustees also

THE CHESAPEAKE CORE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

evaluated the Advisor's personnel, including the education and experience of the Advisor's personnel. The Trustees noted that several of the officers of the Trust, including the principal executive officer and president of the Trust, were employees of the Advisor and served the Trust without additional compensation. After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

2.    INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISOR

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers and with aggregated peer group data (e.g., Morningstar peer group data). The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective and policies. The Trustees noted the Fund's performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund's performance was generally comparable to its peer category on a short-term basis and generally above its peer category on a five-year and ten-year basis. After reviewing the short and long-term investment performance of the Fund, the Advisor's experience managing the Fund and other advisory accounts, the Advisor's historical investment performance, and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.    COSTS OF THE  SERVICES  TO BE  PROVIDED  AND PROFITS TO BE REALIZED BY THE
      ADVISOR

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (1) the Advisor's financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (2) the asset level of the Fund; (3) the overall expenses of the Fund in light of the Fund's expense limitation arrangement with the Advisor; (4) the nature and frequency of advisory fee payments; (5) the Advisor's staffing, personnel, and methods of operating; and (6) the Advisor's compliance policies and procedures. The Trustees considered a balance sheet for the Advisor, the financial stability of the Advisor, and information provided by the Advisor regarding its profits associated with managing the Fund. The Trustees noted that the Fund utilizes brokerage commission recapture programs to help offset Fund expenses. The Trustees also considered potential benefits for the Advisor in managing the Fund,

THE CHESAPEAKE CORE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate soft dollars from certain of the Fund's trades that may benefit the Advisor's other clients as well.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors. The Trustees noted that the management fee of the Fund in comparison to the management fees of its identified comparable funds was generally higher than its peers, although the Fund's overall net expense ratio was generally comparable to its peers. Following consideration of the foregoing comparisons, the Board concluded that the fees to be paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

4.    ECONOMIES OF SCALE

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors, the Trustees determined that while the management fee for the Fund would remain the same at all asset levels, the Fund's shareholders would benefit from economies of scale under the Fund's agreements with service providers other than the Advisor. The Trustees also noted that the Fund's shareholders would likely experience benefits from expense limitation arrangements that are in place between the Advisor and the Fund. Following consideration of the Fund's asset level, expectations for growth and fee levels, the Board determined that the Fund's fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5.    ADVISOR'S PRACTICES REGARDING BROKERAGE AND PORTFOLIO TRANSACTIONS

In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's practice for seeking best execution for the Fund's portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund, the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher commission rates are reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor. The Trustees noted that in selecting broker-dealers to execute portfolio

THE CHESAPEAKE CORE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

transactions, the Advisor considers a variety of factors including, among others: order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation. The Trustees also considered the process for aggregating or "blocking" trades for client accounts, including the Fund. After consideration of the foregoing factors, the Board determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

6.    ADVISOR'S PRACTICES REGARDING POSSIBLE CONFLICTS OF INTEREST

In considering the Advisor's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for soft dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics. Following consideration of the foregoing factors, the Board decided that the Advisor's standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including the Trustees who were not parties to the Investment Advisory Agreement or interested persons of any such party, voting separately, unanimously approved the renewal of the Investment Advisory Agreement for the Fund upon the terms and for the compensation described therein.

THE CHESAPEAKE CORE GROWTH FUND
IS A SERIES OF
GARDNER LEWIS INVESTMENT TRUST

FOR SHAREHOLDER SERVICE INQUIRIES:      FOR INVESTMENT ADVISOR INQUIRIES:

The Chesapeake Core Growth Fund         Gardner Lewis Asset Management
c/o Ultimus Fund Solutions, LLC         285 Wilmington-West Chester Pike
P.O. Box 46707                          Chadds Ford, Pennsylvania 19317
Cincinnati, Ohio 45246-0707

TOLL-FREE TELEPHONE:

1-800-430-3863

WORLD WIDE WEB @:

www.chesapeakefunds.com

================================================================================

                           THE CHESAPEAKE GROWTH FUND


                                  ANNUAL REPORT
                                October 31, 2008


         INVESTMENT ADVISOR                                 ADMINISTRATOR
         ------------------                                 -------------
GARDNER LEWIS ASSET MANAGEMENT, L.P.                 ULTIMUS FUND SOLUTIONS, LLC
  285 Wilmington-West Chester Pike                         P.O. Box 46707
  Chadds Ford, Pennsylvania 19317                    Cincinnati, Ohio 45246-0707
                                                           1-800-430-3863

================================================================================

THE CHESAPEAKE GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
================================================================================

MARKET ENVIRONMENT: The fiscal year began November 2007 with the Chesapeake Growth Fund (the "Fund") at a 7-year high and the broad market coming off record levels despite increasing concerns about a prolonged economic slowdown and potential recession. At the time, we believed that there was little question that 2008 would be challenging. Many outlooks seemed based on whether the U.S. housing downturn would spread more broadly through credit markets and consumer spending and, ultimately, result in a global recessionary environment or whether active fiscal and monetary stimulus efforts could prevent deeper economic struggles. November's sharp decline among Financials and Consumer Discretionary companies set the stage for what would be a very troubling year for equity markets.

As the calendar turned to 2008, sentiment among many investors worsened, as the markets experienced volatility levels not seen since the 1930s in the wake of rapidly deteriorating economic data. The liquidity crisis that essentially wiped out Bear Stearns' shareholders over the course of a few days forced the Federal Reserve to take unprecedented action to stabilize financial markets. This aggressive action and an earnings season that proved to be better than previous dire predictions helped the market stabilize and break a 5-month losing streak mid-way through the fiscal year.

The month of June subsequently ushered in the start of one of the market's largest collapses in history, as oil prices spiked to record levels and stoked greater fears of a broader and deeper recession, and the financial crisis that began the prior year gained further momentum as several banks, including IndyMac, were seized by the federal government.

The events of the last few weeks of September were truly astounding, culminating in a virtual freeze of our credit markets. The list of industry titans who fell as a result is remarkable: Fannie Mae, Freddie Mac, Lehman Brothers, Merrill Lynch, AIG, Washington Mutual, and Wachovia. Fear and panic created conditions previously believed to be nearly unthinkable. This sentiment carried over into October which finished as the worst month for the broad market since the Fund's inception in 1994. As the fiscal year ended, investors gripped by fear wondered when economic news would finally stabilize and provide support for a market that seemed to hit new multi-year lows almost on a daily basis.

PORTFOLIO REVIEW. The following table breaks out the Fund's holdings by economic sector and compares 2007 and 2008 fiscal year-end holdings.

            ECONOMIC SECTOR                10/31/2007    10/31/2008
            -------------------------------------------------------
            Consumer Descretionary               18%           14%
            Consumer Staples                      2%            0%
            Energy                                4%            7%
            Financials                           11%           15%
            Health Care                          14%            9%
            Industrials                          12%           13%
            Information Technology               27%           31%
            Materials                             8%            7%
            Telecommunication Services            3%            3%
            Utlities                              3%            0%
            Cash                                  0%            1%

THE CHESAPEAKE GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE (CONTINUED)
================================================================================

The most significant sector shifts in the Fund during the fiscal year were decreases in exposure in Health Care and Consumer Discretionary, with that capital being mostly redeployed to Information Technology and Financials, with the Financials increase coming towards the end of the fiscal year as the sector had sold off significantly.

During the Fund's fiscal year, no sectors contributed positively to portfolio profits, while the market also had no positively-performing sectors. Materials posted the most-modest losses, followed by Health Care, while Telecommunications Services, Information Technology, and Financials posted the steepest aggregate losses during the fiscal year. Since Information Technology was the Fund's largest sector exposure, losses there also resulted in the largest negative contribution to overall returns during the period.

The Fund's most significant individual contributors to profits this fiscal year were Activision Blizzard (multi-media and graphics software), NCI, Inc. (IT services), Continental Airlines (major airline), Symmetry Medical (medical appliances and equipment), and Northern Trust Corp. (regional-midwest bank). The principal detractors were MEMC Electronic Materials (semiconductors), Wynn Resorts (casinos), Millicom International (telecom services), Consol Energy, Inc. (industrial metals and minerals) and Shaw Group, Inc. (waste management).

The Fund's total return of -46.57% (Institutional shares) this fiscal year compares to a return of -36.10% for the S&P 500 Total Return Index (of larger capitalization companies) and a return of -34.16% for the Russell 2000 Index (of smaller capitalization companies).

OUTLOOK.

While we came into this fiscal year on the heels of an extremely successful previous year in which our team was able to uncover growth in every sector, we were acutely aware of the economic challenges surfacing in the U.S. and the world. Our company-specific work has given us additional understanding of the outlook for the consumer and the risk within the financial system and, we believe, this has allowed us to position the portfolio accordingly for the coming year. Additionally, we avoided the temptation to follow the herd into what we believed were overheated energy and commodity stocks. Despite this having worked from a sector perspective, we have still suffered by a seemingly undiscerning sell-off.

While very few companies have been spared in this sell-off, many companies that we believe to be largely insulated from the current credit crisis have had their valuations compressed to historic and, in our opinion, unwarranted lows. We believe we have positioned the Fund to benefit from the current market turmoil, first, by investing in those financial institutions that will emerge from this crisis best-positioned for significant and sustainable share gains; and secondly, by investing in those secular growth companies with strong free cash flow generation, cash-rich balance sheets, and without any need to access the capital markets. A significant number of the holdings in the Fund sell at P/E ratios of less than 10 times their 2009 expected earnings, which, on average, are estimated to grow nearly 20%. Generally speaking, we believe stock prices are already discounting a great deal of bad earnings news.

THE CHESAPEAKE GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE (CONTINUED)
================================================================================

Our plan is to stay true to the approach that has historically served our clients well. Though we are troubled by the turn of events that now affect individuals and companies alike, we are bolstered by the opportunity that has been created. We are optimistic about the prospects for our handpicked companies and think it is likely that we will look back at this crisis a decade from now and view it as one of the best buying opportunities in history. Over a 20-year period, we have experienced a number of downturns that, at the time, were viewed as unprecedented. While, once again, this investing environment brings with it new challenges, we intend to navigate it with the dogmatic and tenacious approach our clients rightfully expect.

Sincerely,

/s/ W. Whitfield Gardner                /s/ John L. Lewis

W. Whitfield Gardner                    John L. Lewis

The views in the foregoing discussion were those of the Fund's investment adviser as of the date set forth above and may not reflect their views on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED ABOVE REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-800-430-3863. FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAVE POSITIVELY IMPACTED FUND PERFORMANCE. AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND'S EXPENSE RATIO PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT.

                THE CHESAPEAKE GROWTH FUND - INSTITUTIONAL SHARES

        Comparison of the Change in Value of a $10,000 Investment in The Chesapeake Growth Fund - Institutional Shares(a), the S&P 500(R) Total
                  Return Index and the Russell 2000(R) Index(b)

                              [LINE GRAPH OMITTED]

THE CHESAPEAKE GROWTH FUND -             S&P 500(R)
   INSTITUTIONAL SHARES             TOTAL RETURN INDEX*             RUSSELL 2000(R) INDEX*
---------------------------     ---------------------------      ---------------------------
                     ENDING                          ENDING                           ENDING
  DATE              BALANCE       DATE              BALANCE        DATE              BALANCE
---------------------------     ---------------------------      ---------------------------
10/31/98            $10,000     10/31/98            $10,000      10/31/98            $10,000
10/31/99             13,607     10/31/99             12,567      10/31/99             11,487
10/31/00             21,495     10/31/00             13,332      10/31/00             13,486
10/31/01             11,688     10/31/01             10,012      10/31/01             11,773
10/31/02              8,960     10/31/02              8,500      10/31/02             10,411
10/31/03             12,234     10/31/03             10,268      10/31/03             14,926
10/31/04             12,513     10/31/04             11,235      10/31/04             16,677
10/31/05             14,356     10/31/05             12,215      10/31/05             18,692
10/31/06             15,253     10/31/06             14,211      10/31/06             22,426
10/31/07             20,697     10/31/07             16,280      10/31/07             24,506
10/31/08             11,058     10/31/08             10,403      10/31/08             16,134


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (b)
                      (for periods ended October 31, 2008)

                                                      1 Year   5 Years  10 Years
                                                      ------   -------  --------
The Chesapeake Growth Fund - Institutional Shares     -46.57%   -2.00%    1.01%
The Chesapeake Growth Fund - Class A Investor Shares  -46.76%   -2.17%    0.64%
S&P 500(R) Total Return Index                         -36.10%    0.26%    0.40%
Russell 2000(R) Index                                 -34.16%    1.57%    4.90%
--------------------------------------------------------------------------------

* The indices shown are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a) The line graph above represents performance of Institutional Shares only, which will vary from the performance of Class A Investor Shares based on the difference in fees paid by shareholders in the different classes.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the graph and chart above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

--------------------------------------------------------------------------------
           THE CHESAPEAKE GROWTH FUND VS S&P 500(R) TOTAL RETURN INDEX
                    SECTOR DIVERSIFICATION (% OF NET ASSETS)
                       AS OF OCTOBER 31, 2008 (UNAUDITED)

                              [BAR CHART OMITTED]

                                     The Chesapeake           S&P 500(R)
                                      Growth Fund        Total Return Index
   ------------------------------------------------------------------------
   Consumer Discretionary                  13.6%                  8.2%
   Consumer Staples                         0.0%                 12.9%
   Energy                                   6.7%                 13.1%
   Financials                              15.2%                 14.9%
   Health Care                              9.3%                 13.9%
   Industrials                             13.0%                 11.0%
   Information Technology                  31.4%                 15.7%
   Materials                                6.7%                  3.1%
   Telecommunication Services               3.3%                  3.3%
   Utilities                                0.0%                  3.8%
   Cash Equivalents                         0.8%                  0.0%
--------------------------------------------------------------------------------

                                 TOP 10 HOLDINGS
                          OCTOBER 31, 2008 (UNAUDITED)

           SECURITY DESCRIPTION                       % OF NET ASSETS
           ----------------------------------------------------------
           Google, Inc. - Class A                           3.9%
           Monsanto Co.                                     3.8%
           Bank of America Corp.                            3.5%
           Southwest Airlines Co.                           3.2%
           QUALCOMM, Inc.                                   3.2%
           Castlepoint Holdings Ltd.                        3.1%
           Dreamworks Animation SKG, Inc. - Class A         3.1%
           Crown Holdings, Inc.                             2.9%
           DIRECTV Group, Inc. (The)                        2.7%
           Humana, Inc.                                     2.7%

THE CHESAPEAKE GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008

COMMON STOCKS - 99.4%                                     SHARES       VALUE
================================================================================
CONSUMER DISCRETIONARY - 13.6%
   HOTELS RESTAURANTS & LEISURE - 1.9%
      Wynn Resorts Ltd.                                    3,275   $    197,810
                                                                   ------------
   MEDIA - 5.8%
      DIRECTV Group, Inc. (The) *                         12,880        281,943
      Dreamworks Animation SKG, Inc. - Class A *          11,245        315,985
                                                                   ------------
                                                                        597,928
                                                                   ------------
   SPECIALTY RETAIL - 5.9%
      Best Buy Co., Inc.                                   7,000        187,670
      GameStop Corporation - Class A *                     3,325         91,071
      Ulta Salon, Cosmetics & Fragrance, Inc. *           10,040         88,553
      Urban Outfitters, Inc. *                            11,300        245,662
                                                                   ------------
                                                                        612,956
                                                                   ------------
ENERGY - 6.7%
   OIL, GAS & CONSUMABLE FUELS - 6.7%
      Consol Energy, Inc.                                  5,440        170,762
      Goodrich Petroleum Corp. *                           9,650        267,884
      Range Resources Corp.                                5,950        251,209
                                                                   ------------
                                                                        689,855
                                                                   ------------
FINANCIALS - 15.2%
   CAPITAL MARKETS - 4.1%
      American Capital Ltd.                               11,000        154,550
      Goldman Sachs Group, Inc. (The)                      1,792        165,760
      Merrill Lynch & Co., Inc.                            5,300         98,527
                                                                   ------------
                                                                        418,837
                                                                   ------------
   DIVERSIFIED FINANCIAL SERVICES - 6.8%
      Bank Of America Corp.                               14,800        357,716
      CME Group, Inc.                                        772        217,820
      NASDAQ OMX Group, Inc. (The) *                       3,900        126,594
                                                                   ------------
                                                                        702,130
                                                                   ------------
   INSURANCE - 4.3%
      Assurant, Inc.                                       4,895        124,724
      CastlePoint Holdings Ltd.                           35,800        322,916
                                                                   ------------
                                                                        447,640
                                                                   ------------
HEALTH CARE - 9.4%
   HEALTH CARE PROVIDERS & SERVICES - 6.9%
      Express Scripts, Inc. *                              4,600        278,806
      HealthSpring, Inc. *                                 8,900        147,028
      Humana, Inc. *                                       9,500        281,105
                                                                   ------------
                                                                        706,939
                                                                   ------------

THE CHESAPEAKE GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

COMMON STOCKS - 99.4% (CONTINUED)                         SHARES       VALUE
================================================================================
   PHARMACEUTICALS - 2.5%
      Teva Pharmaceutical Industries Ltd. - ADR            6,030   $    258,566
                                                                   ------------

INDUSTRIALS - 13.0%
   AEROSPACE & DEFENSE - 1.3%
      Precision Castparts Corp.                            2,070        134,157
                                                                   ------------
   AIRLINES - 5.6%
      Continental Airlines, Inc. - Class B *              13,100        247,852
      Southwest Airlines Co.                              27,800        327,484
                                                                   ------------
                                                                        575,336
                                                                   ------------
   ELECTRICAL EQUIPMENT - 1.3%
      Enersys *                                            9,900        130,878
                                                                   ------------
   INDUSTRIAL CONGLOMERATES - 1.0%
      McDermott International, Inc. *                      6,000        102,780
                                                                   ------------
   MACHINERY - 3.8%
      AGCO Corp. *                                         4,300        135,536
      ESCO Technologies, Inc. *                            7,530        259,785
                                                                   ------------
                                                                        395,321
                                                                   ------------
INFORMATION TECHNOLOGY - 31.5%
   COMMUNICATIONS EQUIPMENT - 5.4%
      Corning, Inc.                                        9,025         97,741
      QUALCOMM, Inc.                                       8,500        325,210
      salesforce.com, Inc. *                               4,150        128,484
                                                                   ------------
                                                                        551,435
                                                                   ------------
   COMPUTERS & PERIPHERALS - 3.7%
      Apple, Inc. *                                        1,935        208,186
      NCR Corp. *                                          9,400        171,832
                                                                   ------------
                                                                        380,018
                                                                   ------------
   INTERNET SOFTWARE & SERVICES - 8.5%
      Constant Contact, Inc. *                            15,628        187,692
      Equinix, Inc. *                                      2,685        167,598
      Google, Inc. - Class A *                             1,105        397,093
      Vocus, Inc. *                                        7,215        121,428
                                                                   ------------
                                                                        873,811
                                                                   ------------
   IT SERVICES - 3.6%
      Accenture Ltd. - Class A                             5,759        190,335
      MasterCard, Inc. - Class A                           1,246        184,184
                                                                   ------------
                                                                        374,519
                                                                   ------------

THE CHESAPEAKE GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

COMMON STOCKS - 99.4% (CONTINUED)                         SHARES       VALUE
================================================================================
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
      MEMC Electronic Materials, Inc. *                   10,510   $    193,174
      Tessera Technologies, Inc. *                        12,100        209,088
                                                                   ------------
                                                                        402,262
                                                                   ------------
   SOFTWARE - 6.4%
      Activision Blizzard, Inc. *                          9,866        122,930
      BMC Software, Inc. *                                 9,940        256,651
      MICROS Systems, Inc. *                               8,320        141,690
      Net 1 UEPS Technologies, Inc. *                     10,100        141,400
                                                                   ------------
                                                                        662,671
                                                                   ------------
MATERIALS - 6.7%
   CHEMICALS - 3.8%
      Monsanto Co.                                         4,405        391,957
                                                                   ------------

   CONTAINERS & PACKAGING - 2.9%
      Crown Holdings, Inc. *                              14,725        297,151
                                                                   ------------

TELECOMMUNICATION SERVICES - 3.3%
   WIRELESS TELECOMMUNICATION SERVICES - 3.3%
      Crown Castle International Corp. *                   8,390        177,616
      Millicom International Cellular S.A. *               4,135        165,400
                                                                   ------------
                                                                        343,016
                                                                   ------------

TOTAL COMMON STOCKS (Cost $13,915,053)                             $ 10,247,973
                                                                   ------------

MONEY MARKET FUNDS - 0.8%                                 SHARES       VALUE
================================================================================
Evergreen Institutional Money Market Fund -
Institutional Class, 3.21% (a) (Cost $82,545)             82,545   $     82,545
                                                                   ------------

TOTAL INVESTMENTS AT VALUE - 100.2% (Cost $13,997,598)             $ 10,330,518

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)                          (19,695)
                                                                   ------------

TOTAL NET ASSETS - 100.0%                                          $ 10,310,823
                                                                   ============

--------------------
*     Non-income producing security.
(a) Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2008.
ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2008
================================================================================
ASSETS
Investments in securities:
   At acquisition cost                                             $ 13,997,599
                                                                   ============
   At value (Note 1)                                               $ 10,330,518
Dividends receivable                                                      4,048
Due from Advisor (Note 4)                                                 2,293
Other assets                                                              4,494
                                                                   ------------
   TOTAL ASSETS                                                      10,341,353
                                                                   ------------
LIABILITIES
Payable to Administrator (Note 4)                                         6,400
Accrued distribution and service plan fees (Note 4)                       1,101
Accrued Trustees' fees (Note 3)                                           3,333
Other accrued expenses                                                   19,696
                                                                   ------------
   TOTAL LIABILITIES                                                     30,530
                                                                   ------------

NET ASSETS                                                         $ 10,310,823
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 77,633,379
Accumulated net realized losses from security transactions          (63,655,475)
Net unrealized depreciation on investments                           (3,667,081)
                                                                   ------------
NET ASSETS                                                         $ 10,310,823
                                                                   ============
PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional shares                      $  7,585,337
                                                                   ============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                           831,311
                                                                   ============
Net asset value, offering price and redemption price
   per share (Note 1)                                              $       9.12
                                                                   ============

PRICING OF CLASS A INVESTOR SHARES
Net assets applicable to Class A Investor shares                   $  2,725,486
                                                                   ============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                           318,926
                                                                   ============
Net asset value, offering price and redemption price
   per share (Note 1)                                              $       8.55
                                                                   ============

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008
================================================================================
INVESTMENT INCOME
   Dividends (Net of foreign tax witholding of $1,034)             $     87,782
                                                                   ------------
EXPENSES
   Investment advisory fees (Note 4)                                    120,213
   Professional fees                                                     42,490
   Fund accounting fees (Note 4)                                         37,203
   Transfer agent fees, Class A Investor (Note 4)                        11,250
   Transfer agent fees, Institutional (Note 4)                            9,750
   Administration fees (Note 4)                                          18,000
   Trustees' fees (Note 3)                                               12,600
   Registration fees, Common                                             11,279
   Registration fees, Class A Investor                                      626
   Compliance service fees (Note 3)                                       7,307
   Postage and supplies                                                   7,192
   Custodian fees                                                         5,204
   Distribution and service plan fees, Class A Investor (Note 4)          3,911
   Insurance expense                                                      2,105
   Other expenses                                                        15,478
                                                                   ------------
      TOTAL EXPENSES                                                    304,608
   Fees waived by the Advisor (Note 4)                                  (94,638)
   Institutional shares expenses reimbursed by Advisor (Note 4)          (2,780)
   Fees paid indirectly through a directed brokerage
      arrangement (Note 5)                                               (2,873)
                                                                   ------------
      NET EXPENSES                                                      204,317
                                                                   ------------

NET INVESTMENT LOSS                                                    (116,535)
                                                                   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                          2,737
   Net change in unrealized appreciation/depreciation
      on investments                                                 (8,050,618)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (8,047,881)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (8,164,416)
                                                                   ============

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================
                                                                      YEAR           YEAR
                                                                     ENDED          ENDED
                                                                   OCTOBER 31,    OCTOBER 31,
                                                                      2008           2007
---------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                            $   (116,535)   $   (231,971)
   Net realized gains from security transactions                         2,737       2,287,400
   Net change in unrealized appreciation/depreciation
      on investments                                                (8,050,618)      1,270,998
                                                                  ------------    ------------
Net increase (decrease) in net assets from operations               (8,164,416)      3,326,427
                                                                  ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
INSTITUTIONAL SHARES
   Net assets received in conjunction with fund merger (Note 1)      6,516,127            --
   Proceeds from shares sold                                           667,902         117,749
   Payments for shares redeemed                                       (406,882)     (4,767,077)
                                                                  ------------    ------------
Net increase (decrease) in net assets from Institutional shares
   capital share transactions                                        6,777,147      (4,649,328)
                                                                  ------------    ------------
CLASS A INVESTOR SHARES
   Proceeds from shares sold                                            86,204          67,663
   Payments for shares redeemed                                       (210,181)       (433,203)
                                                                  ------------    ------------
Net decrease in net assets from Class A Investor
   shares capital share transactions                                  (123,977)       (365,540)
                                                                  ------------    ------------

TOTAL DECREASE IN NET ASSETS                                        (1,511,246)     (1,688,441)

NET ASSETS
   Beginning of year                                                11,822,069      13,510,510
                                                                  ------------    ------------
   End of year                                                    $ 10,310,823    $ 11,822,069
                                                                  ============    ============

ACCUMULATED NET INVESTMENT LOSS                                   $       --      $       --
                                                                  ============    ============
SUMMARY OF CAPITAL SHARE ACTIVITY
INSTITUTIONAL SHARES
   Shares issued in conjunction with fund merger (Note 1)              430,027            --
   Shares sold                                                          48,607           8,314
   Shares redeemed                                                     (30,531)       (364,044)
                                                                  ------------    ------------
   Net increase (decrease) in shares outstanding                       448,103        (355,730)
   Shares outstanding, beginning of year                               383,208         738,938
                                                                  ------------    ------------
   Shares outstanding, end of year                                     831,311         383,208
                                                                  ============    ============
CLASS A INVESTOR SHARES
   Shares sold                                                           6,618           5,008
   Shares redeemed                                                     (16,438)        (31,360)
                                                                  ------------    ------------
   Net decrease in shares outstanding                                   (9,820)        (26,352)
   Shares outstanding, beginning of year                               328,746         355,098
                                                                  ------------    ------------
   Shares outstanding, end of year                                     318,926         328,746
                                                                  ============    ============

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND - INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS
===================================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
===================================================================================================================
                                                                          YEARS ENDED OCTOBER 31,
                                                     --------------------------------------------------------------
                                                        2008         2007         2006         2005         2004
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $    17.07   $    12.58   $    11.84   $    10.33   $    10.09
                                                     ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
   Net investment loss                                    (0.08)       (0.31)       (0.27)       (0.16)       (0.14)
   Net realized and unrealized gains (losses)
      on investments                                      (7.87)        4.80         1.01         1.67         0.38
                                                     ----------   ----------   ----------   ----------   ----------
Total from investment operations                          (7.95)        4.49         0.74         1.51         0.24
                                                     ----------   ----------   ----------   ----------   ----------

Net asset value at end of year                       $     9.12   $    17.07   $    12.58   $    11.84   $    10.33
                                                     ==========   ==========   ==========   ==========   ==========

Total return (a)                                        (46.57%)      35.69%        6.25%       14.62%        2.28%
                                                     ==========   ==========   ==========   ==========   ==========

Net assets at end of year (000's)                    $    7,585   $    6,542   $    9,297   $   17,012   $   21,282
                                                     ==========   ==========   ==========   ==========   ==========

Ratio of gross expenses to average net assets (b)         2.44%        2.97%        2.11%        1.97%        1.77%

Ratio of net expenses to average net assets               1.59%        2.91%        2.05%        1.94%        1.70%

Ratio of net investment loss to average net assets       (0.86%)      (2.02%)      (1.46%)      (1.22%)      (1.28%)

Portfolio turnover rate                                    113%          73%          71%          78%          78%
-------------------------------------------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b) Ratios were determined based on expenses prior to any reductions for advisory fees waived by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 4 and 5).

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND - CLASS A INVESTOR SHARES
FINANCIAL HIGHLIGHTS
===================================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
===================================================================================================================
                                                                          YEARS ENDED OCTOBER 31,
                                                     --------------------------------------------------------------
                                                        2008         2007         2006         2005         2004
-------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year                 $    16.06   $    11.87   $    11.14   $     9.75   $     9.54
                                                     ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
   Net investment loss                                    (0.16)       (0.35)       (0.24)       (0.19)       (0.17)
   Net realized and unrealized gains (losses)
      on investments                                      (7.35)        4.54         0.97         1.58         0.38
                                                     ----------   ----------   ----------   ----------   ----------
Total from investment operations                          (7.51)        4.19         0.73         1.39         0.21
                                                     ----------   ----------   ----------   ----------   ----------

Net asset value at end of year                       $     8.55   $    16.06   $    11.87   $    11.14   $     9.75
                                                     ==========   ==========   ==========   ==========   ==========

Total return (a)                                        (46.76%)      35.30%        6.55%       14.26%        1.99%
                                                     ==========   ==========   ==========   ==========   ==========

Net assets at end of year (000's)                    $    2,725   $    5,280   $    4,213   $    4,999   $    6,778
                                                     ==========   ==========   ==========   ==========   ==========

Ratio of gross expenses to average net assets (b)         2.71%        3.21%        2.39%        2.22%        2.02%

Ratio of net expenses to average net assets               1.89%        3.15%        2.30%        2.19%        1.95%

Ratio of net investment loss to average net assets       (1.16%)      (2.26%)      (1.71%)      (1.46%)      (1.54%)

Portfolio turnover rate                                    113%          73%          71%          78%          78%
-------------------------------------------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b) Ratios were determined based on expenses prior to any reductions for advisory fees waived by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 4 and 5).

See accompanying notes to financial statements.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Chesapeake Growth Fund (the "Fund") is a diversified series of the Gardner Lewis Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940.

      The investment  objective of the Fund is to seek capital  appreciation  by
      investing   primarily   in  equity   securities   of   medium   and  large
      capitalization companies.

      The Fund currently offers two classes of shares: Institutional shares (sold without any sales loads or distribution fees) and Class A Investor shares (sold without any sales loads, but subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class A Investor shares). Prior to March 1, 2008, Class A Investor shares were sold subject to a maximum front-end sales load equal to 3% of the offering price. Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all material respects except that (1) Class A Investor shares bear distribution fees;
      (2) certain other class-specific expenses will be born solely by the class to which such expenses are attributable; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

      On June 26, 2008, the Fund consummated a tax-free merger with the Chesapeake Aggressive Growth Fund (the "Aggressive Growth Fund"), previously a series of the Trust. Pursuant to the terms of the agreement governing the merger, each share of the Aggressive Growth Fund was converted into an equivalent dollar amount of shares of the Institutional shares of the Fund, based on the net asset value of the Institutional shares of the Fund and the Aggressive Growth Fund as of June 25, 2008 ($15.15 and $8.70, respectively), resulting in a conversion ratio of
      0.57404498 shares of the Institutional shares of the Fund for each share of the Aggressive Growth Fund. The Fund thus issued 430,027 Institutional class shares to shareholders of the Aggressive Growth Fund. Net assets of the Fund and the Aggressive Growth Fund as of the merger date were $11,019,264 and $6,516,127, including unrealized appreciation of $1,116,348 and $848,350, respectively. In addition, the Aggressive Growth Fund's net assets included accumulated net realized losses of $211,500. Total net assets of the Fund immediately after the merger were $17,535,391.

      SECURITIES VALUATION - Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust's Board of Trustees (the "Board"). Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time;
      (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      SHARE VALUATION - The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund's assets attributable to that class, minus liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of shares is equal to the net asset value per share.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned and includes amortization of discounts and premiums.

      COMMON EXPENSES - Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Trustees.

      DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America and are recorded on the ex-dividend date. There were no distributions paid during the years ended October 31, 2008 and October 31, 2007.

      ALLOCATION BETWEEN CLASSES - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses of the Fund which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

      ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

      The following information is computed on a tax basis for each item as of October 31, 2008:

            Cost of portfolio investments              $ 14,002,391
                                                       ============
            Gross unrealized appreciation              $    590,169
            Gross unrealized depreciation                (4,262,042)
                                                       ------------
            Net unrealized depreciation                $ (3,671,873)
            Capital loss carryforwards                  (63,650,683)
                                                       ------------
            Accumulated deficit                        $(67,322,556)
                                                       ============

      The   difference   between  the  federal  income  tax  cost  of  portfolio
      investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are due to the tax deferral of losses on wash sales.

      For the year ended October 31, 2008, the Fund reclassified $116,535 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

      As of October 31, 2008, the Fund had the following capital loss carryforwards for federal income tax purposes:

                                             Expires
                             Amount        October 31,
                          ----------------------------
                          $ 37,850,727         2009
                            25,518,104         2010
                               281,852         2016
                          ------------
                          $ 63,650,683
                          ============

      These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      The Financial Accounting Standards Board's ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2005 though October 31, 2008) and has concluded that no provision for income tax is required in these financial statements.

      CONTINGENCIES AND COMMITMENTS - The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

2.    INVESTMENT TRANSACTIONS

      During the year ended October 31, 2008, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $19,391,392 and $13,681,583, respectively.

3.    TRUSTEES AND OFFICERS

      Certain Trustees and officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the "Advisor"), the investment advisor to the Fund, or with Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC ("UFD"), the Fund's principal underwriter.

      Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund. In addition, the Fund pays each Trustee $600 for each Board meeting attended in person and by telephone.

      The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust. The Fund bears a proportionate share of this fee based on an allocation approved by the Trustees.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.    TRANSACTIONS WITH AFFILIATES AND SERVICE PROVIDERS

      INVESTMENT ADVISORY AGREEMENT
      Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets.

      Pursuant to an Expense Limitation Agreement, effective March 1, 2008, the Advisor has contractually agreed to reduce its advisory fees and to assume other expenses of the Fund until at least February 28, 2009, so that the ratios of total ordinary operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, dividend expense on short sales and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) for Institutional shares and Class A Investor shares do not exceed 1.39% and 1.64%, respectively, of average daily net assets. During the year ended October 31, 2008, the Advisor reduced its investment advisory fees by $94,638 and reimbursed $2,780 of Institutional shares expenses. The Advisor may recoup from the Fund any advisory fee reductions and expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement for a period of three years, provided that the Fund is able to make such reimbursement without causing the total ordinary operating expenses of the Fund to exceed the limitations set forth above. As of October 31, 2008, the amount of fee reductions and expense reimbursements available for recoupment to the Advisor is $97,418, which may be recouped no later than October 31, 2011.

      ADMINISTRATION AGREEMENT
      Under the terms of an Administration Agreement with the Trust, Ultimus provides non-investment related administrative services to the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.075% of the Fund's average daily net assets up to $500 million, 0.05% of such assets from $500 million to $1 billion, 0.035% of such assets from $1 billion to $2 billion and 0.03% of such assets in excess of $2 billion, subject to a minimum monthly fee of $1,500.

      FUND ACCOUNTING AGREEMENT
      Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share for each class and maintains the financial books and records of the Fund. For these services, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund's average daily net assets and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
      Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions. For these services, Ultimus receives a fee from each class of shares, payable monthly, at an annual rate of $18 for each direct account and $15 for certain accounts established through financial intermediaries; provided, however, that the minimum monthly fee for the first class of shares is $1,000 for that class of shares if such class has 25 accounts or less, $1,250 if such class has more than 25 accounts but less than 100 accounts and $1,500 per month if such class has 100 accounts or more. The minimum monthly fee is $500 for each additional class of shares. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

      DISTRIBUTION AND SERVICE FEES
      The Trust has adopted a distribution plan for Class A Investor shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule 12b-1 Plan"), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund's average daily net assets allocable to Class A Investor shares. During the year ended October 31, 2008, Class A Investor shares incurred $3,911 in distribution and service fees under the Rule 12b-1 Plan.

      DISTRIBUTION AGREEMENT
      Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. UFD receives no compensation from the Fund for acting as principal underwriter. During the year ended October 31, 2008, UFD earned $596 from underwriting and broker commissions on the sale of Class A Investor shares of the Fund.

5.    DIRECTED BROKERAGE ARRANGEMENTS

      The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. During the year ended October 31, 2008, the Fund's expenses were reduced by $2,873 under these arrangements.

THE CHESAPEAKE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6.    NEW ACCOUNTING PRONOUNCEMENT

      In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

7.    LEGAL MATTERS

      On July 14, 2008, the Trust's previous administrator ("Old Administrator") filed suit against the Trust in state court in Nash County, North Carolina alleging that the Trust improperly terminated a service agreement between the parties. The Old Administrator alleges lost profits of $627,573 and a termination fee it claims to be owed in the amount of $202,005. The lawsuit was removed to federal court, and the Trust filed a counterclaim arising out of representations made by the Old Administrator. The Old Administrator has filed a third-party complaint against the Advisor claiming that the Advisor is responsible in the event the Old Administrator made any misrepresentation. As of the date of this report, the case is in its very early stages - only initial written discovery has been exchanged. The Trust believes it has meritorious defenses to this case and will defend itself vigorously.

[BBD LOGO] BRIGGS
           BUNTING &
           DOUGHERTY, LLP

           CERTIFIED
           PUBLIC
           ACCOUNTANTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF
GARDNER LEWIS INVESTMENT TRUST
AND SHAREHOLDERS OF THE CHESAPEAKE GROWTH FUND

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund, a series of shares of beneficial interest of the Gardner Lewis Investment Trust, including the schedule of investments, as of October 31, 2008, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended October 31, 2005 were audited by other auditors whose report dated December 14, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                        BRIGGS, BUNTING & DOUGHERTY, LLP

PHILADELPHIA, PENNSYLVANIA
DECEMBER 23, 2008

THE CHESAPEAKE GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (Rule 12b-1, if applicable to your class) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tabled that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2008) and held until the end of the period (October 31, 2008).

The table that follows illustrate the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE CHESAPEAKE GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------
                                      Beginning              Ending
                                    Account Value        Account Value      Expenses Paid
                                      May 1, 2008        Oct. 31, 2008      During Period*
------------------------------------------------------------------------------------------
Based on Actual Fund Return           $1,000.00            $  616.60            $5.65
------------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
      (before expenses)               $1,000.00            $1,018.15            $7.05
------------------------------------------------------------------------------------------

* Expenses are equal to Institutional's annualized expense ratio of 1.39% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

CLASS A INVESTOR SHARES
------------------------------------------------------------------------------------------
                                      Beginning              Ending
                                    Account Value        Account Value      Expenses Paid
                                      May 1, 2008        Oct. 31, 2008      During Period*
------------------------------------------------------------------------------------------
Based on Actual Fund Return           $1,000.00            $  615.60            $6.50
------------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
      (before expenses)               $1,000.00            $1,017.09            $8.11
------------------------------------------------------------------------------------------

* Expenses are equal to Class A Investor's annualized expense ratio of 1.60% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

THE CHESAPEAKE GROWTH FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings with the Securities and Exchange Commission ("SEC") as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll free at 1-800-430-3863. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC's website at http://www.sec.gov.

THE CHESAPEAKE GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

The Board of Trustees has overall responsibility for management of the Trust's affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND
                                 POSITION(S)  LENGTH OF                                   COMPLEX
          NAME, AGE,              HELD WITH     TIME         PRINCIPAL OCCUPATION(S)    OVERSEEN BY      OTHER DIRECTORSHIPS
         AND ADDRESS             FUND/TRUST    SERVED          DURING PAST 5 YEARS        TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                           INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson (age 75)          Trustee    Since 8/92  Retired; Previously, President      2    Mr. Brinson serves as an
285 Wilmington-West Chester Pike                         of Brinson Investment Co.                Independent Trustee of the
Chadds Ford, Pennsylvania 19317                          (personal investments) and               following: DGHM Investment Trust
                                                         President of Brinson Chevrolet,          for the one series of that Trust;
                                                         Inc. (auto dealership).                  The Nottingham Investment Trust II
                                                                                                  for the six series of that trust;
                                                                                                  New Providence Investment Trust
                                                                                                  for the one series of that trust;
                                                                                                  Hillman Capital Management
                                                                                                  Investment Trust for the two
                                                                                                  series of that trust; and Tilson
                                                                                                  Investment Trust for the two
                                                                                                  series of that trust (all
                                                                                                  registered investment companies).
------------------------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr. (age 71)        Trustee    Since 4/02  Senior Partner of Community         2    Mr. Pitt serves as an Independent
285 Wilmington-West Chester Pike                         Financial Institutions                   Trustee of the following: DGHM
Chadds Ford, Pennsylvania 19317                          Consulting (bank consulting)             Investment Trust for the one
                                                         since 1997; Account                      series of that Trust; Hillman
                                                         Administrator, Holden Wealth             Capital Management Investment
                                                         Management Group of Wachovia             Trust for the two series of that
                                                         Securities (money management             Trust; New Providence Investment
                                                         firm) from 2003 - 2008.                  Trust for the one series of the
                                                                                                  Trust; NCM Investment Trust for
                                                                                                  the one series of the Trust; and
                                                                                                  Tilson Investment Trust for the
                                                                                                  two series of that trust (all
                                                                                                  registered investment companies).
------------------------------------------------------------------------------------------------------------------------------------
                                                           INTERESTED TRUSTEE*
------------------------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner (age 45)     Chairman   Since 6/96  Managing Partner and Portfolio      2                   None
285 Wilmington-West Chester Pike  and                    Manager of Gardner Lewis Asset
Chadds Ford, Pennsylvania 19317   Chief                  Management, L.P.
                                  Executive
                                  Officer
------------------------------------------------------------------------------------------------------------------------------------

* W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

THE CHESAPEAKE GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
(CONTINUED)
-------------------------------------------------------------------------------------------
                                POSITION(S)   LENGTH
          NAME, AGE,             HELD WITH    OF TIME     PRINCIPAL OCCUPATION(S) DURING
         AND ADDRESS             FUND/TRUST    SERVED              PAST 5 YEARS
-------------------------------------------------------------------------------------------
                                    EXECUTIVE OFFICERS
-------------------------------------------------------------------------------------------
John L. Lewis, IV (age 44)      President     Since      Partner and Portfolio Manager of
285 Wilmington-West Chester                   12/93      Gardner Lewis Asset Management,
Pike                                                     L.P.
Chadds Ford, Pennsylvania
19317
-------------------------------------------------------------------------------------------
Judy B. Werner (age  45)        Chief         Since      Chief Compliance Officer of
285 Wilmington-West Chester     Compliance    1/05       Gardner Lewis Asset Management,
Pike                            Officer                  L.P. since January 2005;
Chadds Ford, Pennsylvania                                previously, Compliance
19317                                                    Officer/Manager Client Services.
-------------------------------------------------------------------------------------------
Robert G. Dorsey  (age 51)      Vice          Since      Managing Director of Ultimus
225 Pictoria Drive, Suite 450   President     7/07       Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                                   Fund Distributors, LLC.
-------------------------------------------------------------------------------------------
John F. Splain (age 52)         Secretary     Since      Managing Director of Ultimus
225 Pictoria Drive, Suite 450                 7/07       Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                                   Fund Distributors, LLC.
-------------------------------------------------------------------------------------------
Mark J. Seger (age 46)          Treasurer     Since      Managing Director of Ultimus
225 Pictoria Drive, Suite 450   and           7/07       Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246          Principal                Fund Distributors, LLC.
                                Financial
                                Officer
-------------------------------------------------------------------------------------------

Additional information about members of the Board and executive officers is available in the Fund's Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-430-3863.

THE CHESAPEAKE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement between the Advisor and the Trust. At a meeting of the Board held on September 23, 2008, the Trustees unanimously approved the renewal of the Investment Advisory Agreement upon the terms and for the compensation described therein. In considering whether to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) the Advisor's practices regarding brokerage and portfolio transactions; and (6) the Advisor's practices regarding possible conflicts of interest.

The Trustees reviewed various information including, without limitation: the Investment Advisory Agreement for the Fund; financial statements of the Advisor; the Advisor's Form ADV; a description of the Advisor's key personnel and the services provided by the Advisor to the Fund; information regarding the Advisor's investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; information regarding the Advisor's brokerage practices, compliance program and affiliations, including potential conflicts of interest; analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and a memorandum from the Trust's outside legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Investment Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

      1.    NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY THE ADVISOR

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund's commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund's investment objectives and limitations; and its efforts to promote and market the Fund and grow the Fund's assets. The Trustees also evaluated the Advisor's personnel, including the education and experience of the Advisor's personnel. The Trustees noted that several of the officers of the Trust, including the principal executive officer and president of the Trust, were employees of the Advisor and served the Trust without additional compensation. After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

THE CHESAPEAKE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

      2.    INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISOR

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers and with aggregated peer group data (e.g., Morningstar peer group data). The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective and policies. The Trustees noted the Fund's performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund's performance was generally comparable to its peer category. After reviewing the short and long-term investment performance of the Fund, the Advisor's experience managing the Fund and other advisory accounts, the Advisor's historical investment performance, and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

      3. COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISOR

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (1) the Advisor's financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (2) the asset level of the Fund; (3) the overall expenses of the Fund in light of the Fund's expense limitation arrangement with the Advisor; (4) the nature and frequency of advisory fee payments; (5) the Advisor's staffing, personnel, and methods of operating; and (6) the Advisor's compliance policies and procedures. The Trustees considered a balance sheet for the Advisor, the financial stability of the Advisor, and information provided by the Advisor regarding its profits associated with managing the Fund. The Trustees noted that the Fund utilizes brokerage commission recapture programs to help offset Fund expenses. The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate soft dollars from certain of the Fund's trades that may benefit the Advisor's other clients as well.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors. The Trustees noted that the management fee of the Fund in comparison to the management fees of its identified comparable funds was higher than some funds but lower than others and that the Fund's overall net expense ratio was generally higher than its peers. Following consideration of the foregoing comparisons, the Board concluded that the fees to be paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

THE CHESAPEAKE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

      4.    ECONOMIES OF SCALE

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors, the Trustees determined that while the management fee for the Fund would remain the same at all asset levels, the Fund's shareholders would benefit from economies of scale under the Fund's agreements with service providers other than the Advisor. The Trustees also noted that the Fund's shareholders would likely experience benefits from expense limitation arrangements that are in place between the Advisor and the Fund. Following consideration of the Fund's asset level, expectations for growth and fee levels, the Board determined that the Fund's fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

      5.    ADVISOR'S PRACTICES REGARDING BROKERAGE AND PORTFOLIO TRANSACTIONS

In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's practice for seeking best execution for the Fund's portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund, the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher commission rates are reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor. The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others: order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation. The Trustees also considered the process for aggregating or "blocking" trades for client accounts, including the Fund. After consideration of the foregoing factors, the Board determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

THE CHESAPEAKE GROWTH FUND
RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

      6.    ADVISOR'S PRACTICES REGARDING POSSIBLE CONFLICTS OF INTEREST

In considering the Advisor's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for soft dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics. Following consideration of the foregoing factors, the Board decided that the Advisor's standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, voting separately, unanimously approved the renewal of the Investment Advisory Agreement for the Fund upon the terms and for the compensation described therein.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
JUNE 25, 2008 (UNAUDITED)
================================================================================

On June 25, 2008, a Special Meeting of Shareholders of The Chesapeake Aggressive Growth Fund (the "Aggressive Growth Fund") was held to approve an Agreement and Plan of Reorganization under which all the assets of the Aggressive Growth Fund will be transferred to the Fund, and the Trust will issue Institutional shares of the Fund to shareholders of the Aggressive Growth Fund. The number of shares of the Aggressive Growth Fund present and voting at the Special Meeting, either in person or by proxy, represented 56.21% of the shares entitled to vote at the meeting. The proposal was approved by the shareholders of the Aggressive Growth Fund.

The results of the voting for or against the proposal to approve an Agreement and Plan of Reorganization were as follows:

                                Number of Shares
                        --------------------------------
                           For       Against    Abstain
                        --------------------------------
                         415,832        0        5,030
                        --------------------------------

THE CHESAPEAKE GROWTH FUND
IS A SERIES OF
GARDNER LEWIS INVESTMENT TRUST

FOR SHAREHOLDER SERVICE INQUIRIES:          FOR INVESTMENT ADVISOR INQUIRIES:

The Chesapeake Growth Fund                  Gardner Lewis Asset Management
c/o Ultimus Fund Solutions, LLC             285 Wilmington-West Chester Pike
P.O. Box 46707                              Chadds Ford, Pennsylvania 19317
Cincinnati, Ohio 45246-0707

TOLL-FREE TELEPHONE:

1-800-430-3863

WORLD WIDE WEB @:

WWW.CHESAPEAKEFUNDS.COM

ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant believes that the registrant's current audit committee has sufficient knowledge and experience to meet its obligations as an audit committee of the registrant, but the registrant's board of trustees has determined that it would consider naming or finding a qualified candidate who meets the requirements of an audit committee financial expert should there be a need or desire to appoint such a person in the future.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,750 and $41,000 with respect to the registrant's fiscal years ended October 31, 2008 and 2007, respectively.

      (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,500 and $7,500 with respect to the registrant's fiscal years ended October 31, 2008 and 2007, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
             (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) During the fiscal years ended October 31, 2008 and 2007, aggregate non-audit fees of $7,500 and $7,500, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services that were not previously approved to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board off trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Code of ethics required by Item 2 of Form N-CSR.

(a)(2) Certifications for each principal executive officer and principal financial officer of the registrant required by Rule 30a-2(a) under the Act.

(b) Certifications for each principal executive officer and principal financial officer of the registrant required by Rule 30a-2(b) under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gardner Lewis Investment Trust
            --------------------------------------------------------------------

By (Signature and Title)*     /s/ W. Whitfield Gardner
                              --------------------------------------------------
                              W. Whitfield Gardner, Chairman and Chief
                              Executive Officer (Principal Executive Officer)

Date          December 31, 2008
        -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ W. Whitfield Gardner
                              --------------------------------------------------
                              W. Whitfield Gardner, Chairman and Chief
                              Executive Officer (Principal Executive Officer)

Date          December 31, 2008
        -----------------------------

By (Signature and Title)*     /s/ Mark J. Seger
                              --------------------------------------------------
                              Mark J. Seger, Treasurer (Principal Financial
                              Officer)

Date          December 31, 2008
        -----------------------------

* Print the name and title of each signing officer under his or her signature.